                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. ___)

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           NATIONAL ENERGY GROUP, INC.
                (Name of Registrant As Specified in its Charter)
     -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1)     Title of each class of securities to which transaction applies:

                ---------------------------------------------------------------

         2)     Aggregate number of securities to which transaction applies:

                ---------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): $___________

         4)       Proposed maximum aggregate value of transaction: $___________

         5)       Total fee paid: $___________

[ ]      Fee paid previously with preliminary materials:  $_____________
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1)       Amount Previously Paid:

                  -------------------------------------------------------------
         2)       Form, Schedule or Registration Statement No.:

                  -------------------------------------------------------------
         3)       Filing Party:

                  -------------------------------------------------------------
         4)       Date Filed:

                  -------------------------------------------------------------

                           NATIONAL ENERGY GROUP, INC.
                       4925 GREENVILLE AVENUE, SUITE 1400
                               DALLAS, TEXAS 75206

                                                                  April 30, 1998


Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders (the "Meeting") of National Energy Group, Inc., a Delaware corporation (the "Company") to be held on June 4, 1998, at 9:00 a.m. Central Time, at the University Amphitheater, Holiday Inn, 10650 North Central Expressway, Dallas, Texas 75231. Your Board of Directors and management look forward to greeting personally those Shareholders able to attend.

         At the Meeting, you will be asked to consider and vote upon (i) a proposal to elect seven (7) nominees as directors of the Company to serve until the next annual meeting of Shareholders of the Company to be held in 1998; (ii) adoption of the National Energy Group, Inc. Employee Stock Purchase Plan; (iii) a proposal to ratify the selection of Ernst & Young LLP as the Company's independent auditors for the current fiscal year ending December 31, 1998; and
(iv) any other business as may properly come before the Meeting (collectively, the "Proposals"). The Proposals are fully set forth in the accompanying Proxy Statement which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote "for" all nominees as directors and in favor of all Proposals.

         It is important that your shares be voted at the Meeting. Whether or not you plan to attend in person, please complete, date and sign the enclosed proxy card and return it as promptly as possible in the accompanying envelope. If you do attend the Meeting and wish to vote your shares in person, even after returning your proxy, you still may do so.

         Mailing of this Proxy Statement is expected to begin on May 6, 1998.

         Thank you for your cooperation.

                                           Respectfully,

                                           NATIONAL ENERGY GROUP, INC.



                                           Miles D. Bender
                                           President and Chief Executive Officer

                           NATIONAL ENERGY GROUP, INC.
                       4925 GREENVILLE AVENUE, SUITE 1400
                               DALLAS, TEXAS 75206

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 4, 1998

To Our Shareholders:

         The Annual Meeting of Shareholders (the "Meeting") of National Energy Group, Inc., a Delaware corporation (the "Company") will be held at the University Amphitheater, Holiday Inn, 10650 North Central Expressway, Dallas, Texas 75231 at 9:00 a.m., Central Time, on June 4, 1998, to consider and vote on the following matters as described in this notice and the accompanying Proxy
Statement:

         1. To elect seven members of the Board of Directors of the Company to hold office until the next annual meeting of Shareholders or until their successors have been duly elected and qualified.

         2. To approve the adoption of the National Energy Group, Inc. Employee Stock Purchase Plan (the "Plan") under which employees of the Company will be able to purchase shares of stock of the Company through accumulated payroll deductions at a discount. The Plan will authorize and reserve for issuance 500,000 shares of the Company's Common Stock, which may be purchased pursuant to the terms of the Plan.

         3. To consider and vote upon a proposal to ratify the selection of Ernst & Young LLP as the Company's independent auditors for the current fiscal year ending December 31, 1998.

         4. To transact such other business as may properly come before the Meeting or any adjournment thereof.

         The Board of Directors have fixed the close of business on April 20, 1998 as the record date for determination of Shareholders entitled to vote at the Meeting or any adjournments thereof, and only Shareholders of record at the close of business on that date will be entitled to vote. At the Record Date, 40,675,150 shares of Common Stock and 9,500 shares of Series E Preferred Stock convertible into 422,221 shares of Common Stock were issued and outstanding. A list of Shareholders entitled to vote at the meeting will be available for inspection at the principal executive offices of the Company located at 4925 Greenville Avenue, Suite 1400, Dallas, Texas 75206.

         The approximate date on which this Proxy Statement is first being mailed to Shareholders is May 6, 1998. Shareholders who execute proxies may revoke them at any time prior to their being exercised by providing written notice to the Company by delivering another proxy card at any time prior to the Meeting. Mere attendance at a Meeting will not revoke a proxy, but a Shareholder present at a Meeting may revoke his or her proxy and vote in person. Any duly executed proxy card on which a vote is not indicated (except broker non-votes expressly indicating a lack of discretionary authority to vote) will be deemed a vote for the nominees and all the Proposals. Abstentions and broker non-votes will not be counted as votes either "for" or "against" any matters coming before the Meeting, nor will such abstentions and broker non-votes be counted toward determining a quorum.

         To assure representation at the Meeting, Shareholders are urged to sign and return the enclosed proxy cards as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any Shareholder attending the Meeting may vote in person even if he or she previously returned a proxy.

                                By Order of the Board of Directors
                                Philip D. Devlin
                                Vice President, General Counsel and Secretary

                           NATIONAL ENERGY GROUP, INC.

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

                                   TO BE HELD

                                  JUNE 4, 1998


                             1400 One Energy Square
                             4925 Greenville Avenue
                               Dallas, Texas 75206
                                 (214) 692-9211
                          (Principal Executive Offices)

SOLICITATION OF PROXIES

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of National Energy Group, Inc. (the "Company") to be voted at the annual general meeting of shareholders (the "Meeting") to be held at the University Amphitheater, Holiday Inn, 10650 North Central Expressway, Dallas, Texas 75231 on Thursday, June 4, 1998 at 9:00 a.m., central daylight savings time and at any adjournment thereof. This proxy statement and the enclosed form of proxy are first being sent or given to shareholders of record on or about May 6, 1998.

         At the Meeting, the shareholders will be asked to consider and vote upon (i) a proposal to elect seven (7) nominees as directors of the Company to serve until the next annual meeting of shareholders of the Company to be held in 1999; (ii) adoption of the Company's Employee Stock Purchase Plan (the "Plan");
(iii) a proposal to ratify the selection of Ernst & Young LLP as the Company's independent auditors for the current fiscal year ending December 31, 1998; and
(iv) any other business as may properly come before the Meeting (collectively, the "Proposals"). THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR ALL NOMINEES AS DIRECTORS AND IN FAVOR OF ALL PROPOSALS.

RECORD DATE AND OUTSTANDING SHARES

         The Board of Directors has fixed the close of business on April 20, 1998 as the record date for the determination of holders of shares of outstanding capital stock entitled to notice of and to vote at the Meeting. On April 20, 1998, there were outstanding 40,675,150 shares of common stock, $.01 par value ("Common Stock") and 9,500 shares of Series E Preferred Stock ("Series E Preferred Stock") convertible into 422,221 shares of Common Stock, held by shareholders entitled to vote at the Meeting voting together as one class.

                  This Proxy Statement is dated April 30, 1998.

VOTING PROXIES

         A proxy card accompanies this Proxy Statement. All properly executed proxies that are not revoked will be voted at the Meeting, and at any postponements or adjournments thereof, in accordance with the instructions contained therein. Proxies containing no instructions regarding the Proposals specified in the form of proxy will be voted for all nominees as directors and in favor of the Proposals. The Meeting may be adjourned, and additional proxies solicited, if the vote necessary to approve a Proposal has not been obtained. Any adjournment of the Meeting will require the affirmative vote of the holders of at least a majority of the shares represented, whether in person or by proxy, at the Meeting (regardless of whether those shares constitute a quorum).

         A shareholder who has executed and returned a proxy may revoke such proxy at any time before it is voted at the Meeting by executing and returning a proxy bearing a later date, by filing written notice of such revocation with the Secretary of the Company stating that the proxy is revoked, or by attending the Meeting and voting in person. Mere attendance at the Meeting will not revoke a properly executed proxy.

QUORUM AND REQUIRED VOTE

         Quorum. The presence, in person or proxy, of holders of Common Stock and Series E Preferred Stock, representing in the aggregate not less than a majority of the total number of outstanding shares of Common Stock and shares of Common Stock into which the Series E Preferred Stock is convertible, on the Record Date, will constitute a quorum for the Meeting.

         Required Vote. At the Meeting, the holders of Common Stock on the Record Date will be entitled to one vote per share on each matter of business properly brought before the Meeting including one vote per share on each of the nominees for director and the Proposals. Holders of the Series E Preferred Stock will be entitled to one vote for each share of Common Stock into which the Series E Preferred Stock would be convertible on the Record Date. The holders of Common Stock and Series E Preferred Stock will vote together as one class on the nominees for director and the Proposals.

         Holders of Common Stock and the Series E Preferred Stock have the right to elect seven (7) members of the Board of Directors, as proposed in the "Director Election Proposal." Every holder of Common Stock and Series E Preferred Stock on the Record Date shall have the right to vote, in person or by proxy, the number of shares of Common Stock owned, or with respect to the Series E Preferred Stock, the number of shares of Common Stock into which such preferred stock is convertible by such holder, for as many persons as there are directors to be elected at that time. Cumulative voting in the election of directors is not permitted. Directors are elected by the plurality of the votes cast by the shares entitled to vote in the election.

         The holders of the Company's Series B Preferred Stock ("Series B Preferred Stock"), Series C Preferred Stock ("Series C Preferred Stock") and Series D Preferred Stock ("Series D Preferred Stock") shall each have the right to elect one additional director to the Company's Board of Directors; provided, however, that the holders of the Series B Preferred Stock have elected not to appoint a director to the Company's Board of Directors for this term. See "Proposal 1 - Director Election Proposal -- Appointments of Series B Preferred, Series C Preferred and Series D Preferred Directors."

         Abstentions and broker non-votes will not be counted as votes either "for" or "against" any matters coming before the Meeting, nor will such abstentions and broker non-votes be counted toward determining a quorum.

         Vote by Directors, Officers and Affiliates. At the Record Date, directors, officers and affiliates of the Company had the right to vote through proxy, beneficial ownership or otherwise 3,208,762 shares of Common Stock, or approximately 8% of the issued and outstanding Common Stock. The Company has been advised that the directors, officers and affiliates of the Company intend to vote FOR all nominees for director and in favor of all other Proposals described in this Proxy Statement. All of these directors, officers and affiliates of the Company will have an interest in the election of directors and/or the approval of the Plan Proposal. See "Security Ownership of Certain Beneficial Owners and Management."

PROXY SOLICITATION; EXPENSES

         Solicitation of proxies may be made by mail by directors, officers and employees of the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, facsimile and telegraph, and by directors, officers and regular employees of the Company, without special compensation therefor; except that directors, officers and employees of the Company may be reimbursed for out-of-pocket expenses in connection with any solicitation of proxies. The Company has requested banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation material to the beneficial holders or owners of capital stock held of record by such persons, and the Company will reimburse reasonable forwarding expenses upon the request of such record holders.

         Although the Company does not anticipate retaining a proxy solicitation firm to aid in solicitation of proxies from its shareholders, if such a firm is retained, it would be paid customary fees and would be reimbursed for out-of-pocket expenses.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following tables set forth, to the best knowledge of the Company, information as to the ownership of the Company's Common Stock and all series of Preferred Stock held by (i) each person or entity who owns of record or who is known by the Company to own beneficially 5% or more of the outstanding shares of such stock, (ii) directors and nominees, and (iii) all directors and officers as a group, as of April 20, 1998. Except as otherwise indicated, ownership of shares by the person's named below includes sole voting and investment power held by such persons.

         a.       Security Ownership of Certain Beneficial Owners

         The following table sets forth as of April 20, 1998, the individuals or entities known to the Company to own more than 5% of the Company's outstanding shares of capital stock.


NAME AND ADDRESS                                                         NUMBER                   PERCENT
OF BENEFICIAL OWNER                          TITLE OF CLASS             OF SHARES                OF CLASS(1)
-------------------                          --------------             ---------                -----------
                                                  COMMON STOCK

Carl C. Icahn                                 Common Stock             8,847,044(2)                 19.2%
     114 West 47th Street
     19th Floor
     New York, NY 10036

Kayne, Anderson                               Common Stock             4,414,068(3)                  9.9%
Investment Management, Inc.
     1800 Avenue of Stars
     Suite 1424
     Los Angeles, CA 90067

Croft-Leominster, Inc.                        Common Stock             2,161,710(4)                  5.3%
     207 E. Redwood St.
     Suite 802
     Baltimore, MD  21202

                                              SERIES B PREFERRED STOCK

Kayne, Anderson Investment                  Series B Preferred Stock      38,687(5)                  100%
Management, Inc.
     1800 Avenue of Stars
     Suite 1424
     Los Angeles, CA 90067

Arbco Associates, L.P.                      Series B Preferred Stock      13,928(5)                   36%
     1800 Avenue of Stars
     Suite 1424
     Los Angeles, CA 90067

Offense Group Associates, L.P.              Series B Preferred Stock      11,607(5)                   30%
     1800 Avenue of Stars
     Suite 1424
     Los Angeles, CA 90067

Kayne, Anderson Non-Traditional         Series B Preferred Stock          10,832(5)                   28%
Investments, L.P.
     1800 Avenue of Stars
     Suite 1424
     Los Angeles, CA 90067


NAME AND ADDRESS                                                         NUMBER                   PERCENT
OF BENEFICIAL OWNER                          TITLE OF CLASS             OF SHARES                OF CLASS(1)
-------------------                          --------------             ---------                -----------

Opportunity Associates L.P.             Series B Preferred Stock         2,320(5)                     6%
     1800 Avenue of Stars
     Suite 1424
     Los Angeles, CA 90067

                                              SERIES C PREFERRED STOCK

Kayne, Anderson Investment              Series C Preferred Stock        23,000(6)                    100%
Management, Inc.
     1800 Avenue of Stars
     Suite 1424
     Los Angeles, CA 90067

 Arbco Associates, L.P.                 Series C Preferred Stock         8,280(6)                    36%
     1800 Avenue of Stars
     Suite 1424
     Los Angeles, CA 90067

Offense Group Associates, L.P.          Series C Preferred Stock         7,240(6)                    31%
     1800 Avenue of Stars
     Suite 1424
     Los Angeles, CA 90067

Kayne, Anderson Non-Traditional         Series C Preferred Stock         6,100(6)                    27%
Investments, L.P.
     1800 Avenue of Stars
     Suite 1424
     Los Angeles, CA 90067

Opportunity Associates L.P.             Series C Preferred Stock         1,380(6)                     6%
     1800 Avenue of Stars
     Suite 1424
     Los Angeles, CA 90067

                                              SERIES D PREFERRED STOCK

Carl C. Icahn                           Series D Preferred Stock        100,000(2)                   100%
     114 West 47th Street
     19th Floor
     New York, NY 10036


NAME AND ADDRESS                                                         NUMBER                   PERCENT
OF BENEFICIAL OWNER                          TITLE OF CLASS             OF SHARES                OF CLASS(1)
-------------------                          --------------             ---------                -----------


                            SERIES E PREFERRED STOCK

Kayne, Anderson Investment              Series E Preferred Stock         9,500(7)                    100%
Management, Inc.
     1800 Avenue of Stars
     Suite 1424
     Los Angeles, CA 90067

Foremost Insurance Company              Series E Preferred Stock         7,500(7)                    79%
     5230 33rd Street, S.E.
     Grand Rapids, MI  49512

Topa Insurance Company                  Series E Preferred Stock         2,000(7)                    21%
     c/o Kayne, Anderson Investment
     Management, Inc.
     1800 Avenue of Stars
     Suite 1424
     Los Angeles, CA  90067

 (1) Based upon the 40,675,150 shares of Common Stock, 38,687 shares of issued and outstanding Series B Preferred Stock, 23,000 shares of issued and outstanding Series C Preferred Stock, 100,000 shares of issued and outstanding Series D Preferred Stock and 9,500 shares of issued and outstanding Series E Preferred Stock that are outstanding as of April 20, 1998. For each person or group, the percentages are calculated on the basis of the amount of outstanding securities of the particular class plus any securities that such person or group has the right to acquire within 60 days of April 20, 1998 pursuant to options, warrants, conversion privileges or other rights.

 (2) High River, the record owner of these shares, is a Delaware limited partnership, and has pledged these shares to ING Capital. Riverdale Investors Corp., Inc. is a Delaware corporation and is the general partner of High River. Mr. Carl C. Icahn is the sole Stockholder and a director of Riverdale. Riverdale's principal business address is 90 South Bedford Road, Mount Kisco, New York 10549, and Mr. Icahn's principal business address is c/o Icahn Associates Corp., 114 West 47th Street, 19th Floor, New York, New York 10036. Gascon Partners, a New York general partnership, an affiliate of Mr. Icahn, High River and Riverdale holds warrants to purchase 300,000 shares of Common Stock. High River also holds 700,000 warrants issued in August 1996 in connection with the Company's acquisition of and merger with Alexander Energy Company. The ownership figures in the table assume that all the shares of Series D Preferred Stock are converted and warrants for 1,000,000 shares of Common Stock are exercised. Riverdale and Mr. Icahn, by virtue of their relationships to High River and Gascon, may be deemed to beneficially own (as that term is defined in Rule 13d-3 under the Exchange
     Act) the shares which High River directly beneficially owns and the shares which Gascon has warrants to purchase. Each of Riverdale and Mr. Icahn disclaims beneficial ownership of such shares for all other purposes. Mr. Robert J. Mitchell has been appointed a director of the Company as the representative of the holders of the Series D Preferred Stock. Mr. Mitchell does not have dispositive or voting power over any of the shares owned by High River.

 (3) Richard A. Kayne ("Kayne") is President, Chief Executive Officer and Director of Kayne Anderson Investment Management Inc. "(KAIM") and of KA Associates, Inc., a registered broker/dealer. KAIM is the general partner of KAIM Non-Traditional, L.P. ("L.P."), registered investment advisor, which is the general partner of and investment advisor to the investment partnerships referred to in this footnote. Mr. Kayne is also a limited partner in each investment partnership and a general partner on one of them. Mr. Kayne and L.P. have shared dispositive and voting power through investment partnerships for 38,687 shares of Series B Preferred Stock, 23,000 shares of Series C Preferred Stock, and 9,500 shares of Series E Preferred Stock, which may be converted at anytime into 2,380,738, 1,150,000 and 422,221 shares of Common Stock, respectively, and for warrants to purchase 217,000 shares of Common Stock. The percentage ownership figures in the table assume that all shares of Series B Preferred Stock, Series C Preferred Stock and Series E Preferred Stock are converted, the warrants to purchase 217,000 shares of Common Stock are exercised and 4,081,071 shares of Common Stock are issued, and such shares are added to the shares of Common Stock outstanding. Mr. Kayne disclaims beneficial ownership of the shares held by the investment partnerships in excess of the amount attributable to him by virtue of his direct interest as a limited or general partner and by virtue of his indirect interest in L.P.'s interest in the investment partnerships. L.P. disclaims beneficial ownership of the shares held by the investment partnerships in excess of the amount attributable to them by virtue of their percentage interest in the investment partnerships. Mr. Robert V. Sinnott is Senior Vice President and Senior Investment Officer of L.P., and Mr. Elwood W. Schafer is a consultant to KAIM. Both are Directors of the Company; neither Mr. Sinnott nor Mr. Schafer have dispositive or voting power over any of these shares.

 (4) Croft-Leominster, Inc. the record owner of the shares, is a Maryland corporation.

 (5) Beneficial ownership of all the Series B Preferred Stock is attributed to KAIM. For information on Richard A. Kayne, KAIM and L.P., see footnote (3) above. Arbco Associates L.P. has shared dispositive and voting power with Mr. Kayne, and L.P. of 13,928 shares of Series B Preferred Stock, which is convertible at any time into 857,107 shares of Common Stock. Offense Group Associates has shared dispositive and voting power with Mr. Kayne, and L.P. for 11,607 shares of Series B Preferred Stock, which is convertible at any time into 714,276 shares of Common Stock. Kayne, Anderson Non-Traditional Investments has shared dispositive and voting power with Mr. Kayne and L.P. for 10,832 shares of Series B Preferred Stock, which is convertible at any time into 666,584 shares of Common Stock. Opportunity Associates L.P. has shared dispositive and voting power with Mr. Kayne, and L.P. of 2,320 shares of Series B Preferred Stock, which is convertible at any time into 142,769 shares of Common Stock.

 (6) Beneficial ownership of all the Series C Preferred Stock is attributed to KAIM. For information on Richard A. Kayne, KAIM and L.P., see footnote (3) above. Arbco Associates L.P. has shared dispositive and voting power with Mr. Kayne, and L.P. of 8,280 shares of Series C Preferred Stock, which is convertible at any time into 414,000 shares of Common Stock. Offense Group Associates has shared dispositive and voting power with Mr. Kayne, and L.P. for 7,240 shares of Series C Preferred Stock, which is convertible at any time into 362,000 shares of Common Stock. Kayne, Anderson Non-Traditional Investments has shared dispositive and voting power with Mr. Kayne, and L.P. for 6,100 shares of Series C Preferred Stock, which is convertible at any time into 305,000 shares of Common Stock. Opportunity Associates L.P. has shared dispositive and voting power with Mr. Kayne, and L.P. of 1,380 shares of Series C Preferred Stock, which is convertible at any time into 69,000 shares of Common Stock.

 (7) Beneficial ownership of all the Series E Preferred Stock is attributed to KAIM. Foremost Insurance Company has dispositive and voting power for 7,500 shares of Series E Preferred Stock, which is convertible at any time into 422,221 shares of Common Stock, and warrants for 105,000 shares of Common Stock. Topa Insurance Company has dispositive and voting power for 2,000 shares of Series E Preferred Stock, which is convertible at any time into 88,888 shares of Common Stock and warrants for 28,000 shares of Common Stock.

         b.       Security Ownership of Management

         The following table sets forth information concerning the beneficial ownership of the Company's capital stock as of April 20, 1998 by each of the Company's present directors and executive officers and certain other parties, and the directors and executive officers of the Company as a group, all as reported by each such person as of April 20, 1998.


NAME AND ADDRESS                                                    NUMBER                   PERCENT
OF BENEFICIAL OWNER               TITLE OF CLASS                   OF SHARES                OF CLASS(1)
-------------------               --------------                   ---------                -----------

Miles D. Bender                    Common Stock                      1,348,244(1)                    3.3%
   4925 Greenville Avenue
   Suite 1400
   Dallas, Texas 75206

George B. McCullough               Common Stock                       430,602(2)                     1.1%
   6510 Pauma Dr.
   Houston, TX 77069

Jim L. David                       Common Stock                       422,889(3)                     1.0%
   4925 Greenville Avenue
   Suite 1400
   Dallas, TX 75206

Bob G. Alexander                   Common Stock                       418,752(4)                     1.0%
   6017 Morning Dove Lane
   Edmond, OK 73034

Robert H. Kite                     Common Stock                       394,955(5)                  ______(7)
   2722 N. 7th Street
   Phoenix, AZ 85006

Norman C. Miller                   Common Stock                       373,610(6)                  ______(7)
   P.O. Box 1566
   Griffin, GA 30224

William T. Jones                   Common Stock                       210,000(8)                  ______(7)
   4925 Greenville Avenue
   Suite 1400
   Dallas, Texas 75206


NAME AND ADDRESS                                                       NUMBER                   PERCENT
OF BENEFICIAL OWNER                TITLE OF CLASS                    OF SHARES                OF CLASS(1)
-------------------                --------------                    ---------                -----------

George N. McDonald                 Common Stock                       123,960(9)                  ______(7)
   3656 Macintosh Lane
   Salt Lake City, UT 84121

Philip D. Devlin                   Common Stock                       55,000(10)                  ______(7)
   4925 Greenville Avenue
   Suite 1400
   Dallas, TX 75206

Melissa H. Rutledge                Common Stock                       55,000(11)                  ______(7)
   4925 Greenville Avenue
   Suite 1400
   Dallas, TX 75206

Robert V. Sinnott                  Common Stock                       47,500(12)                  ______(7)
   1800 Avenue of Stars
   Suite 1424
   Los Angeles, CA 90067

Elwood W. Schafer                  Common Stock                       29,500(13)                  ______(7)
   7018 Blackwood Dr.
   Dallas, TX 75231

Robert J. Mitchell                 Common Stock                       12,500(14)                  ______(7)
   767 Fifth Avenue
   New York, NY 10153

Gene Anderson                      Common Stock                       12,500(15)                  ______(7)
   4925 Greenville Avenue
   Suite 1400
   Dallas, Texas 75206

Fred R. Miller                     Common Stock                       ______(16)                  ______(7)
   4925 Greenville Avenue
   Suite 1400
   Dallas, Texas  75206

Dewayne Cravens                    Common Stock                       ______(17)                  ______(7)
   4925 Greenville Avenue
   Suite 1400
   Dallas, Texas 75206

Chuck L. Elsey                     Common Stock                       ______(18)                  ______(7)
   4925 Greenville Avenue
   Suite 1400
   Dallas, Texas 75206


NAME AND ADDRESS                                                        NUMBER                   PERCENT
OF BENEFICIAL OWNER                TITLE OF CLASS                     OF SHARES                OF CLASS(1)
-------------------                --------------                     ---------                -----------
All officers and directors as a    Common Stock                      3,935,012(19)                   9.6%
group (17 people)

All officers and directors as a    Series B Preferred Stock             ______                      ______
group (17 people)

All officers and directors as a    Series C Preferred Stock             ______                      ______
group (17 people)

All officers and directors as a    Series D Preferred Stock             ______                      ______
group (17 people)

All officers and directors as a    Series E Preferred Stock             ______                      ______
group (17 people)


 (1) Includes 1,148,244 shares held directly by Mr. Bender, 12,500 shares held in a trust for Mr. Bender's minor child, for which he disclaims beneficial ownership, and immediately exercisable options to purchase 200,000 shares, but does not include options to purchase 1,000,000 shares which are not yet exercisable.

 (2) Includes 371,852 shares held directly by Mr. McCullough and immediately exercisable options to purchase 68,750 shares, but does not include options to purchase 56,250 shares which are not yet exercisable. Also does not include 5,405 shares owned by Mr. McCullough's sons, for which Mr. McCullough disclaims beneficial ownership.

 (3) Includes 407,889 shares held directly by Mr. David and immediately exercisable options to purchase 15,000 shares, but does not include options to purchase 90,000 shares which are not yet exercisable.

 (4) Includes 340,000 shares held directly by Mr. Alexander and 60,002 shares owned by Mr. Alexander's wife, Donna Ports Alexander, and immediately exercisable options to purchase 18,750 shares held by Mr. Alexander, but does not include options to purchase 56,250 shares which are not yet exercisable. Mr. Alexander disclaims any beneficial interest in the shares owned by his wife.

 (5) Robert H. Kite is Chief Operating Officer and 33.0% beneficial owner of KFT, Ltd. and may be deemed to be the beneficial owner of shares held by KFT, Ltd. KFT, Ltd. holds 176,297 shares and Mr. Kite holds 171,158 shares directly. The share figure in the table also includes immediately exercisable options to purchase 47,500 shares, but does not include options to purchase 37,500 shares which are not yet exercisable.

 (6) Mr. Miller owns 274,860 shares directly, and 50,000 shares through Incorp, Inc., of which Mr. Miller is owner. Includes immediately exercisable options to purchase 48,750 shares, but does not include options to purchase 56,250 shares which are not yet exercisable.

 (7)     Less than one percent.

 (8) Includes 50,000 shares held directly by Mr. Jones and immediately exercisable options to purchase 160,000 shares, but does not include options to purchase 150,000 shares which are not yet exercisable.

 (9) Includes 96,460 shares held directly by Mr. McDonald and immediately exercisable options to purchase 27,500 shares, but does not include options to purchase 37,500 shares which are not yet exercisable.

 (10) Includes 50,000 shares of Common Stock held directly by Mr. Devlin and immediately exercisable options to purchase 5,000 shares, but does not include options to purchase 55,000 shares which are not yet exercisable.

(11) Includes 10,000 shares held directly by Ms. Rutledge and immediately exercisable options to purchase 45,000 shares, but does not include options to purchase 45,000 shares which are not yet exercisable.

(12) Includes immediately exercisable options to purchase 47,500 shares held by Mr. Sinnott, but does not include options to purchase 37,500 shares which are not yet exercisable.

(13) Includes 2,000 shares held directly by Mr. Schafer and immediately exercisable options to purchase 27,500 shares, but does not include options to purchase 37,500 shares which are not yet exercisable.

(14) Includes immediately exercisable options to purchase 12,500 shares, but does not include options to purchase 37,500 shares which are not yet exercisable.

(15) Includes immediately exercisable options to purchase 12,500 shares, but does not include options to purchase 22,500 shares which are not yet exercisable.

(16) Does not include 50,000 shares of common stock that have not yet vested and options to purchase 100,000 shares which are not yet exercisable.

(17) Does not include options to purchase 40,000 shares which are not yet exercisable.

(18) Does not include 50,000 shares of common stock that have not yet vested and options to purchase 150,000 shares which are not yet exercisable.

(19) Includes a total of 3,208,762 shares held directly or indirectly by the executive officers and directors and options and warrants to purchase 726,250 shares which are immediately exercisable or exercisable within 60 days.

         Under the terms of the Series D Preferred Stock, a change in control of the Company may occur if any of the events occur that trigger the Series D Preferred Stock Contingent Voting Rights (as defined) to elect one-half of the Board of Directors plus one member and if such rights are exercised by such holder. See "Description of Capital Stock -- Series D Preferred Stock."

                     PROPOSAL 1 - DIRECTOR ELECTION PROPOSAL

         The Company's bylaws provide that the Board of Directors of the Company will consist of one or more members, the number of which is to be determined from time to time by the Board of Directors. The Board of Directors of the Company presently consists of 10 members, one of whom is appointed by the holders of Series B Preferred Stock, although the holders of Series B Preferred Stock have elected not to appoint a director to the Company's Board of Directors for this term, one or whom is appointed by the holders of Series C Preferred Stock and one of whom is appointed by the holders of Series D Preferred Stock, each voting separately as a class, and seven of whom are elected by the holders of Common Stock and Series E Preferred Stock. The Common Stock and Series E Preferred Stock vote together as one class with the number of votes held by the holders Series E Preferred Stock being equivalent to the number of votes that would be held if the Series E Preferred Stock was converted into Common Stock on the Record Date. Directors of the Company generally serve for a term of one year (until the next annual meeting of shareholders) and until their successors are duly elected or appointed and qualified, or until their death, resignation or removal. Each of the persons nominated to hold offices provided below is currently a member of the Board of Directors. Unless authority to vote in the election of directors is withheld, it is the intention of the persons named in the proxy to nominate and vote for the seven persons named in the table below, each of whom has consented to serve if elected. In the event that by reason of contingencies not presently known to the Board of Directors, one or all of the nominees should become unavailable for election, the proxies will be voted for such substitute as shall be designated by the Company's Board of Directors. In completing the enclosed proxy card, if a shareholder decides to withhold authority to vote for any of the director nominees, such shareholder should mark the WITHHOLD AUTHORITY box and line through such nominee(s) name in Proposal 1 of the proxy card.

         Directors are elected by plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

         Messrs. McCullough, Miller, Kite, McDonald, Schafer, Alexander and Mitchell are "non-executive" directors, denoting that they are neither officers nor employees of the Company. There are no family relationships between or among any of the directors of the Company.

NOMINEES FOR ELECTION AT THE MEETING


NAME                                   AGE            PRESENT POSITION WITH COMPANY(1)

George B. McCullough                   73             Director, Chairman of the Board of Directors

Norman C. Miller                       78             Director, Chairman of the Executive Committee

Miles D. Bender                        61             Director, President and Chief Executive Officer

Robert H. Kite                         43             Director

George N. McDonald                     64             Director

Jim L. David                           58             Director, Vice President, Exploration

Bob G. Alexander                       64             Director

 (1) Messrs. McCullough, Miller, Bender, Kite, and McDonald have been Directors of the Company since December 17, 1990. Messrs. Alexander and David were appointed to the Board on August 29, 1996. Pursuant to the terms of the Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, the holders of a majority of the outstanding shares of each series have the right to appoint one member to the Company's Board of Directors at all times while such series are outstanding. Directors generally serve for a term of one year (until the next annual meeting of shareholders) and until their successors are duly elected and qualified, or until their death, resignation or removal.


         For certain biographical information regarding the directors of the Company and information regarding committees of the Board of Directors and director compensation, see "Management."

APPOINTMENT OF SERIES B PREFERRED, SERIES C PREFERRED AND SERIES D PREFERRED DIRECTORS

         Pursuant to the terms of the Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, holders of the majority of the outstanding shares of each such series shall have the right to appoint one member to the Company's Board of Directors at all times, and to collectively appoint one-third of the members of the Company's Board of Directors if the Company fails to make four dividend payments or if the Company makes four dividend payments on such preferred stock in shares of Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, as the case may be (as opposed to cash dividends.) Effective immediately following the election of the seven members of the Board of Directors at the Meeting, it is anticipated that a majority of the holders of the Series C Preferred Stock will appoint Elwood W. Schafer as a director of the Company representing the Series C Preferred Stock, the holders of the Series D Preferred Stock will appoint Robert G. Mitchell as a director of the Company representing the Series D Preferred Stock and a majority of the holders of the Series B Preferred Stock will not elect to appoint a director of the Company for this term, provided that such holders of preferred stock at their option may appoint other persons as directors of the Company. For certain biographical information regarding Messrs. Schafer and Mitchell, see "Management."

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS


         The following table lists the name, age (as of March 15, 1998) and present position with the Company for each of the Company's directors and executive officers:


               NAME                     AGE          PRESENT POSITION WITH THE COMPANY(1)
               ----                     ---          ------------------------------------
George B. McCullough                     73      Director, Chairman of the Board of Directors
Norman C. Miller                         78      Director, Chairman of the Executive Committee
Miles D. Bender                          61      Director, President and Chief Executive Officer
Robert H. Kite                           43      Director
George N. McDonald                       64      Director
Robert V. Sinnott                        48      Director
Elwood W. Schafer                        69      Director
Jim L. David                             58      Director, Vice President, Exploration
Bob G. Alexander                         64      Director
Robert J. Mitchell                       51      Director


               NAME                     AGE          PRESENT POSITION WITH THE COMPANY(1)
               ----                     ---          ------------------------------------

Chuck L. Elsey                           44      Executive Vice President and Chief Operating Officer
Fred R. Miller                           48      Senior  Vice  President,   Finance  and  Administration  and  Chief
                                                 Financial Officer
William T. Jones                         52      Senior Vice President, Operations
Philip D. Devlin                         53      Vice President, General Counsel and Secretary
Gene W. Anderson                         55      Vice President, Land
C. Dewayne Cravens                       51      Vice President, Production and Engineering
Melissa H. Rutledge                      32      Vice President, Controller and Chief Accounting Officer

(1) Messrs. McCullough, Miller, Bender, Kite, and McDonald have been Directors of the Company since December 17, 1990. Mr. Schafer was appointed to the Board effective September 26, 1995. Messrs. Alexander, David and Mitchell were appointed to the Board on August 29, 1996. Pursuant to the terms of the Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, the holders of a majority of the outstanding shares of each series have the right to appoint one member to the Company's Board of Directors at all times while such series are outstanding. Directors generally serve for a term of one year (until the next annual meeting of shareholders) and until their successors are duly elected and qualified, or until their death, resignation or removal.

         George B. McCullough. Effective December 17, 1990, Mr. McCullough was appointed Chairman of the Board of Directors of a predecessor to the Company. From July 20, 1990 to June 11, 1991, Mr. McCullough was a Director of Big Piney. From October 1986 to June 11, 1991, Mr. McCullough served as Chairman of the Board of Directors of VP Oil, Inc. ("VP"). From 1948 to 1986, Mr. McCullough worked for Exxon Corporation ("Exxon"). Mr. McCullough was elected as a Vice President of Exxon in 1980. He was responsible for all employee relations for Exxon. Mr. McCullough holds B.A. and M.B.A. degrees from Tulane University.

         Norman C. Miller. Effective December 17, 1990, Mr. Miller was appointed a Director of the Company and to the office of Chairman of the Executive Committee of the Company. Mr. Miller is the President and owner of Incorp, Inc., a petroleum consulting firm. Mr. Miller was a Director of Big Piney and Chairman of its Executive Committee from July 20, 1990 until June 11, 1991. From September 1988 to June 11, 1991, Mr. Miller had been a Director of and Chairman of the Executive Committee of VP. Mr. Miller was President and CEO of Delhi International Oil Corporation from 1974 to 1981. Delhi was listed on the American Stock Exchange and had operations in the United States, Australia, Canada, Columbia, Guatemala and Panama. Mr. Miller was a Director of Woodbine Petroleum, a public company, from 1983 to 1985. He received his B.S. degree in Geology from the University of Oklahoma.

         Miles D. Bender. Since December 17, 1990, Mr. Bender has been President, Chief Executive Officer and a Director of the Company. From July 20, 1990 to June 11, 1991, Mr. Bender served as President, Chief Executive Officer, Treasurer and a Director of Big Piney. Mr. Bender was President, Chief Executive Officer, Treasurer and a Director of VP from its inception in July, 1986 until June 11, 1991. He was also President and a Director of Tierra Energy, Inc., from 1984 until 1990. From 1981 to 1984, he was general partner of Rio Colorado Mining, Ltd., which was engaged in the minerals and natural resources businesses. From 1970 to 1980, Mr. Bender was President and Chairman of the Board of Syncom Incorporated ("Syncom"), a publicly-held company that manufactured magnetic computer supplies. Syncom was listed on the Boston Stock Exchange. Mr. Bender received his B.A. degree from and attended law school at the University of Buffalo.

          Robert H. Kite. Effective December 17, 1990, Mr. Kite was appointed a Director of the Company. From November 1987 until June 11, 1991, Mr. Kite served as a Director of VP. Since 1980, Mr. Kite has been President and Chief Operating Officer of KFC, Ltd., a family-owned company with operations which include real estate development, investments and medical MRI clinics. He has also been Chief Executive Officer of Roamin' Korp., Inc. since 1982, which is engaged in the businesses of construction, recording, mining and equity investments. Mr. Kite graduated from Southern Methodist University with a B.S. degree in Psychology and Political Science.

          George N. McDonald. Effective December 17, 1990, Mr. McDonald was appointed a Director of the Company. For more than five years prior to June 11, 1991, Mr. McDonald was a Director of Big Piney, and, from 1982 to July 20, 1990, he served as Vice President of Big Piney. From July 20, 1990 until June 11, 1991, Mr. McDonald was a Director of VP. Since 1990, Mr. McDonald has also been President/Owner of Medical Alignment Systems. From 1973 to present, Mr. McDonald has been the President and Owner of Canyon Courts, Inc. From 1985 to present, Mr. McDonald has also been a Director of Ion Laser Technology, Inc. Mr. McDonald was also President of Ion Laser Technology from 1985 to 1988, Chairman of the Board from 1985 to 1992 and Secretary from 1990 to 1992. From 1960 to 1972, Mr. McDonald was an account executive with Merrill Lynch, Pierce, Fenner and Smith, Inc. and certain predecessor firms. Mr. McDonald holds B.S. and M.B.A. degrees from the University of Utah.

          Elwood W. Schafer. Effective September 26, 1995, Mr. Schafer was appointed a Director of the Company. Mr. Schafer has been a consultant to KAIM since January 1993. Mr. Schafer was Managing Director and Chief Petroleum Engineer of Chemical Bank and its affiliate, Texas Commerce Bank, from December 1991 (when Chemical Bank and Manufacturers Hanover Trust merged) until July 1992. From 1974 until December 1991, Mr. Schafer worked for Manufacturers Hanover Trust and reached the position of Managing Director and Chief Petroleum Engineer. Mr. Schafer was Vice President and head of the oil department at the Bank of New York from 1970 until he joined Manufacturers Hanover Trust. From 1955 to 1970, Mr. Schafer worked at General American Oil Company. Prior to that he spent four years with Core Labs doing Rocky Mountain well-site geology. Mr. Schafer graduated from University of Illinois with a B.S. in geology.

          Jim L. David. Mr. David, a founder of Alexander, was appointed a Director and Vice President, Exploration of the Company when Alexander merged into NEG-OK on August 29, 1996. From 1980 until the Merger, Mr. David served as Executive Vice President of Alexander. From 1977 to 1980, Mr. David was employed as exploration manager for Reserve Oil, Inc., Northern Division. Mr. David served as Alaska chief geologist and senior staff geologist for Texas International from 1973 to 1976. Mr. David graduated with a bachelor of arts degree in geology from Louisiana Tech University and obtained a master of arts in geology from the University of Missouri.

          Bob G. Alexander. Mr. Alexander, a founder of Alexander, was appointed a Director of the Company when Alexander merged into NEG-OK on August 29, 1996. From 1980 until the Merger, Mr. Alexander served as Chairman of the Board, President and Chief Executive Officer of Alexander. From 1976 to 1980, Mr. Alexander was Vice President and General Manager of the Northern Division of Reserve Oil, Inc. and President of Basin Drilling Corp. (subsidiaries of Reserve Oil and Gas Company). Mr. Alexander attended the University of Oklahoma and graduated with a bachelor of science degree in geological engineering.

          Robert J. Mitchell. Effective August 29, 1996, Mr. Mitchell was appointed a Director of the Company. Mr. Mitchell is Chief Executive Officer of ACF Industries Inc., has served as Senior Vice

President -- Finance of such company from March 1995 to the present and was Treasurer from December 1984 to March 1995. Mr. Mitchell has also served as President and Treasurer of ACF Industries Holdings Inc. since August 1993 and as Vice President, Liaison Officer of Icahn & Co., Inc. since November 1984. From 1987 to January 1993, Mr. Mitchell served as Treasurer of TransWorld Airlines, Inc. and was the Treasurer of TransWorld Airlines, Inc. when it filed for reorganization under Chapter 11 of the United States Bankruptcy Code, as amended, in January 1992. Mr. Mitchell is also a director of Cadus Pharmaceutical Corporation, a NASDAQ National Market listed pharmaceutical company.

          Charles L. (Chuck) Elsey. Effective April 1, 1998, Mr. Elsey was appointed Executive Vice President and Chief Operating Officer for the Company. Mr. Elsey came to the Company from EEX, Corporation (formerly Enserch Exploration) where he served as Director, Domestic Onshore Assets from May of 1997. From June of 1996 until May of 1997, Mr. Elsey was a consultant for various companies and individuals on business and contractual matters. In November of 1995, Mr. Elsey was appointed by the District Court of Oklahoma to manage the assets of Cushion Packaging as a Monitor and later as a Custodian pending the settlement of litigation between the shareholders which was successfully resolved in May of 1996. From November of 1994 until November of 1995, Mr. Elsey served as Vice President, Exploration for Gemini Exploration Company. Mr. Elsey was independent from September of 1992 until October of 1994 subsequent to serving Pacific Enterprises (formerly Terra Resources) from January 1985 until August 1992 in various management capacities, including Regional Manager, Exploration and Development for the Gulf Coast area and Vice President, Acquisition and Divestitures. Mr. Elsey is licensed by the State Bar of Texas, holds a B.A. degree from Texas Christian University and a J.D. degree from the University of Tulsa School of Law.

          Fred R. Miller. Mr. Miller has served as Senior Vice President, Finance and Administration and Chief Financial Officer of the Company since January 1998. Prior to that time he was employed by Ernst & Young LLP, a national accounting firm, having been a partner in that firm since 1984. Mr. Miller received his B.B.A. and M.A. degrees in Accounting from the University of Iowa and is currently licensed as a CPA in the State of Texas.

          William T. Jones. Effective August 29, 1996, Mr. Jones was appointed Senior Vice President, Operations of the Company. Prior to such appointment, Mr. Jones was Vice President, Production and Engineering of the Company since July 1994. After receiving a B.S. degree in Petroleum Engineering at Mississippi State University, Mr. Jones began his career with Shell Oil Company in June 1968 in Houston, Texas. In May 1973, Mr. Jones joined Tenneco Oil Company in Denver, Colorado. After Tenneco Oil, Mr. Jones held various engineering and management positions with several independent oil companies in Dallas and Ft. Worth, Texas before moving to Abilene to become Chief Operating officer of Ard Drilling Company from July 1992 to June 1994.

          Philip D. Devlin. Effective March 1, 1997, Mr. Devlin was appointed Vice President and General Counsel of the Company and, effective March 20, 1997, the Board of Directors appointed him Secretary of the Company. From September 1984 to October 1994, Mr. Devlin served as Executive Vice President, General Counsel and Secretary for Sunrise Energy Services, Inc., a publicly-held natural gas marketing company. From October 1994 through February 1997, Mr. Devlin acted as President and Chief Executive Officer of Sunrise Energy Services, Inc. In July 1995, Sunrise Energy Services, Inc. filed to reorganize under Chapter 11 of the Bankruptcy Code and in February 1997 a Plan of Reorganization was confirmed by the Bankruptcy Court. Mr. Devlin is licensed by the State Bar of Texas, admitted to practice before the Supreme Court of the United States and is a past President and Director of the Natural Gas and Electric Power Association of North Texas. Mr. Devlin holds a B.A.

degree and an M.A. degree from the University of California and J.D. degree with honors from California Western School of Law, San Diego, California.

          Gene W. Anderson. Mr. Anderson was appointed Vice President, Land effective March 17, 1997. Mr. Anderson has 29 years of land experience, both domestic and foreign. Most recently, Mr. Anderson was responsible for Enserch Exploration's land activities in South Louisiana. Prior to that he held the position of Onshore Land Manager at both Total Minatome Corporation in Houston and PG&E Resources (DALEN) in Dallas. He held these positions from 1989 through 1995. From 1975 to 1989, Mr. Anderson held various Land Management positions in Denver, including Vice President - Land at Energetics Inc. from 1980 to 1984. Mr. Anderson's career began with Chevron in 1968 and continued until 1975. While at Chevron, Mr. Anderson held various land positions in both the Rockies and Mid Continent areas as well as 3 years on the land/legal staff of Chevron Overseas Petroleum. Mr. Anderson holds B.S. and J.D. degrees from the University of North Dakota.

          C. Dewayne Cravens. Effective August 25, 1997, Mr. Cravens was appointed Vice President, Production and Engineering of the Company. Prior to joining the Company, Mr. Cravens was Assistant Director-Permitting Services for the Texas Railroad Commission from 1996 through August 1997 where he managed and directed permitting and engineering units in the oil and gas divisions. From 1982 through 1995, Mr. Cravens was with Santa Fe Minerals, Inc.. From 1993 to 1995 he served as Senior Manager of U.S. Operations of Santa Fe Minerals, Inc. where he managed and directed field operations of company operated wells, both onshore and offshore, gas processing plants and drilling engineering support. He received a B.S. degree in General Engineering from Oklahoma State University in January 1970.

          Melissa H. Rutledge. Effective August 15, 1994, Ms. Rutledge was appointed Controller and Chief Accounting Officer of the Company and in December 1997 was made a Vice President of the Company. From September 1990 to August 1994, Ms. Rutledge was a Senior Auditor for Ernst & Young LLP in Dallas. Ms. Rutledge received her B.B.A. degree in Accounting from Texas Tech University and is currently licensed as a CPA in the State of Texas.

          The Company has an Executive Committee, whose members include Messrs. Miller, Bender, Alexander and McCullough. The Executive Committee acts as liaison to senior management and in place of the Board of Directors between regularly scheduled meetings. The Executive Committee held three (3) meetings during 1997. The Company also has a Finance Committee, whose members are Messrs. Sinnott, Mitchell, Bender, Schafer and David. The Finance Committee's principal function is to plan for the financial and capital needs of the Company. The Finance Committee held no meetings during 1997. The Company's Audit Committee, composed of Messrs. Kite, McDonald, Mitchell, Alexander and Schafer is responsible for reviewing the audited financials, the scope of audit coverage and internal control systems with the Company's independent auditors. The Audit Committee held two (2) meetings during 1997. The Company's Personnel and Compensation Committee (the "Compensation Committee") is comprised of Messrs. McCullough, Miller, Bender, Sinnott, Kite and Mitchell. The Compensation Committee is charged with the responsibility of administering and interpreting the Company's various incentive compensation plans, determining bonuses and approving other compensation issues. The Compensation Committee held four (4) meetings during 1997. The Compensation Committee includes a subcommittee formed for the purpose of administering the Company's Plan. The Company has an NEG-OK Asset Committee, consisting of Messrs. Alexander, David, Kite, McDonald and Miller. The NEG-OK Asset Committee is charged with the responsibility for administering the disposition of assets acquired in the merger of Alexander Energy Corporation with the Company. The NEG-OK Asset Committee did not meet during 1997.

         The Board of Directors held seven (7) regular and special meetings during 1997.

         The executive officers of the Company are elected annually at the first meeting of the Company's Board of Directors held after each annual meeting of shareholders. Each executive officer will hold office until the first meeting of the Board after the annual meeting of shareholders next succeeding his or her election and until his or her successor is duly elected and qualified, or until his or her death or resignation or until he or she shall have been removed in the manner provided in the Company's bylaws.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         The Company received no copy of a Form 5 filing for Robert A. Imel for the year ended December 31, 1997 and has no knowledge if Mr. Imel was required to file a Form 5.

EXECUTIVE COMPENSATION

         The following tables set forth the cash compensation received by the Company's Chief Executive Officer and each of the next four most highly compensated executive officers of the Company whose cash compensation exceeded $100,000 for the fiscal year ended December 31, 1997, together with one additional executive officer who left the Company prior to year end but whose compensation would have been among the four most highly compensated executive officers, whose base salary plus bonus equaled or exceeded $100,000. Such tables also include option grants in the last fiscal year for such officers and aggregate option/SAR exercises during the last fiscal year and year end option/SAR values.

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG TERM
                                                                                  COMPENSATION AWARDS
                                                                               --------------------------
                                                                               RESTRICTED                      ALL
                                                             ANNUAL               STOCK      SECURITIES       OTHER
                                                        COMPENSATION (1)         AWARDS      UNDERLYING    COMPENSATION
                                                    --------------------------
                                                                                   ($)      OPTIONS(#)(2)      ($)
    NAME AND PRINCIPAL POSITION          YEAR        SALARY($)     BONUS($)
    ---------------------------          ----        ---------     ---------    ------------ ------------- ---------------

Miles D. Bender                          1997         300,000      100,000           --       900,000(3)        --
     President and Chief Executive       1996         224,694       35,000           --       200,000           --
     Officer                             1995         179,448       50,000           --       200,000       78,971(4)

William T. Jones                         1997         185,000       35,000           --       100,000           --
     Senior Vice President,              1996         121,721       35,000           --       100,000           --
     Operations                          1995          97,992       10,000           --       110,000           --

Jim L. David                             1997         132,500       35,000           --        75,000           --
     Vice President, Exploration(5)      1996         115,000       10,000           --        30,000           --
                                         1995          85,000       48,370           --            --           --

Philip D. Devlin                         1997         137,500       25,000      203,500(7)     60,000       50,885(8)
     Vice President,                     1996              --           --           --            --           --
     General Counsel(6)                  1995              --           --           --            --           --

Robert A. Imel                           1997         176,077           --      203,500(10)        --       94,000(11)
     (Resigned effective December        1996         116,098       40,000           --       150,000(12)       --
     6, 1997)(9)                         1995          87,500       16,000           --       110,000(12)       --



(1) Excludes the aggregate, incremental cost to the Company of perquisites and other personal benefits, securities or property, the aggregate amount of which, with respect to the named individual, does not equal or exceed the lesser of $50,000 or 10% of reported annual salary and bonus for such person.

(2) All Options granted in 1996 and 1997 were granted pursuant to the 1996 Incentive Compensation Plan which was approved by the shareholders June 4, 1996 and registered by the Company on December 5, 1997. All previous Options had been registered by the Company prior to January 1, 1997.

(3) Includes 700,000 Options granted March 20, 1997 at a price of $4.00 per share which shall vest at any time within a five (5) year period of the date of grant; provided that the closing price of the Company's common stock as quoted on the NASDAQ shall have been at or above $8.00 per share for not less than thirty (30) consecutive days prior to any such exercise.

(4) During 1995, the Board of Directors approved payment of $78,971 to Mr. Bender for services rendered without pay in prior years and reimbursement for certain other related expenses.

(5) Mr. David was formerly an employee of Alexander Energy Corporation and was appointed Vice President, Exploration of the Company effective August 29, 1996 with the merger of Alexander and the Company. Periods prior to such date reflect his employment with Alexander Energy Corporation.

(6) Effective March 1, 1997, Mr. Devlin was appointed Vice President and General Counsel of the Company.

(7) Mr. Devlin was granted 50,000 shares of the Company's common stock during 1997 which was registered and had a market value of $203,500 as of December 31, 1997.

(8) Mr. Devlin earned $50,885 as consulting fees from the Company during 1997 prior to joining the Company as an employee and officer.

(9) Mr. Imel resigned from the Company as its Senior Vice President and Chief Financial Officer effective December 6, 1997.

(10) Mr. Imel was granted 50,000 shares of the Company's common stock during 1997 which has not been registered and had a market value of $203,500 as of December 31, 1997.

(11) Includes payment of five months' salary pursuant to a Separation Agreement with the Company dated October 31, 1997 plus $500 per month for 18 months.

(12) As of December 31, 1997, Mr. Imel had exercised all but 25,000 of Options vested as of the termination of his employment with the Company on December 6, 1997.


                        OPTION/GRANTS IN LAST FISCAL YEAR

                           INDIVIDUAL GRANTS
---------------------------------------------------------------------------------------

                                           PERCENT OF                           POTENTIAL REALIZABLE VALUE
                           NUMBER OF         TOTAL                                AT ASSUMED ANNUAL RATES
                          SECURITIES        OPTIONS       EXERCISE              OF STOCK PRICE APPRECIATION
                          UNDERLYING       GRANTED TO     OR BASE                     FOR OPTION TERM
                           OPTIONS        EMPLOYEES IN     PRICE   EXPIRATION   ---------------------------
           NAME          GRANTED (#)      FISCAL YEAR     ($/SH)     DATE            5%($)        10%($)
           ----         -----------       -----------   --------   ----------   ---------     ----------

Miles D. Bender          700,000(1)         100.00%(3)  $   4.00  3/20/02      $  952,268     $2,160,371
                         200,000(2)          19.21%     $   4.00  12/23/02     $  272,077     $  617,249

William T. Jones         100,000(2)           9.61%     $   4.00  12/23/02     $  136,038     $  308,624

Jim L. David              75,000(2)           7.20%     $   4.00  12/23/02     $  102,029     $  231,468

Philip D. Devlin          10,000(2)            .96%     $   3.31  3/20/02      $   11,257     $   25,539
                          50,000(2)           4.80%     $   4.00  12/23/02     $   40,811     $   92,587

Robert A. Imel(4)             --             --            --           --             --             --

(1) These 700,000 Options are subject to the 1996 Incentive Compensation Plan, but shall vest at any time within a five year period of the date of grant; provided the closing price of the Company's stock as quoted on the NASDAQ shall have been at or above $8.00 per share for not less than thirty consecutive days prior to any such exercise.

(2) These Options were granted pursuant to the 1996 Incentive Compensation Plan and vest 50% at the end of one year and the remaining 50% at the end of two years following the date of grant. The 1996 Incentive Compensation Plan was approved by shareholders in June 1997 and the underlying securities registered in December 1997.

(3) These options constitute all Options granted with the terms and restrictions set forth in footnote (1) above.

(4) Mr. Imel resigned from the Company effective December 6, 1997 and was granted no Options in 1997.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND YEAR-END OPTION VALUES


                                                                     NUMBER OF
                                                               SECURITIES UNDERLYING
                                                                    UNEXERCISED          VALUE OF UNEXERCISED
                                                                     OPTIONS AT          IN-THE-MONEY OPTIONS
                                     SHARES                     FISCAL YEAR-END (#)     AT FISCAL YEAR-END ($)
                                  ACQUIRED ON       VALUE           EXERCISABLE/             EXERCISABLE/
             NAME                 EXERCISE (#)   REALIZED ($)      UNEXERCISABLE           UNEXERCISABLE(1)
             ----                 ------------   ------------      -------------           -------------

Miles D. Bender(2).............          --              --      200,000/1,000,000         $156,250/$43,750

William T. Jones(2)............          --              --       160,000/150,000          $220,625/$21,875

Jim L. David(2)................          --              --        15,000/90,000             $4,688/$9,376

Philip D. Devlin(2)............          --              --         5,000/55,000             $3,750/$3,438

Robert A. Imel.................     135,000        $247,969         25,000/--(3)                $7,813/--

(1) Based on the closing price of the Company's common stock at December 31, 1997 of $4.0625.

(2)  These individuals did not exercise any Options during 1997.

(3) Mr. Imel forfeited 50,000 shares effective upon his resignation from the Company on December 6, 1997.

         The Company does not have any long-term incentive plans or defined benefit or actuarial plans. Therefore, the tables on long-term incentive plan awards and pension plans are omitted.

         Robert A. Imel, formerly the Chief Financial Officer of the Company, terminated his employment on December 6, 1997. Pursuant to the terms of his Separation Agreement, he was given a termination allowance equivalent to his base salary for a period of five months plus $500 per month for a period of eighteen months following his separation from the Company. Additionally, Mr. Imel was granted an extension through June 30, 1998 in which to redeem certain shares of the Company's Common Stock (the "Stock") granted to Mr. Imel by the Company in January 1997 pursuant to this employment which Mr. Imel had pledged to the Company in return for cash in the amount of $150,000. In the event Mr. Imel does not redeem the Stock by tendering payment to the Company of the amount of $150,000 on or before June 30, 1998, the Company has the absolute right to dispose of the Stock in any manner it so deems in its sole discretion without any obligation of notice, presentment or demand upon Mr. Imel.

COMPENSATION OF DIRECTORS

         The Company compensates non-employee Board of Directors members in the amount of $1,000 for each official Board of Directors' meeting and $500 for each Board of Directors' committee meeting unless such committee meeting is held at the time of, or in conjunction with, an official Board of Directors' meeting. In addition, members of the Board of Directors are generally granted stock options each year. In December 1997 each outside director and inside director received options for 25,000 and 37,500 shares, respectively, of Common Stock, which options vest over a two year period.

         In lieu of the above-referenced option grants to all non-employee directors of the Company during 1997, in December 1997, certain of the employee directors received additional options to purchase Common Stock for services rendered to the Company. The number of shares underlying options granted were as follows: Miles D. Bender -- 200,000 at an exercise price of $4.00 per share; and Jim L. David -- 75,000 at an exercise price of $4.00 per share.

         An affiliated company of Mr. Norman Miller, Incorp Inc. (which acts as a petroleum consultant and independent oil and gas producer), was paid $30,000 for consulting services rendered to the Company by Mr. Miller during 1997. Effective November 11, 1994, Mr. Miller began to receive $500 for each day he works on Company matters and Incorp Inc. received $6,000 during 1997 for Mr. Miller's expenses in performing such work.

         Mr. Bob G. Alexander entered into a consulting agreement with the Company for a term running from September 1996 to September 1999 at a compensation level of $150,000 per year. For 1997, Mr. Alexander was paid $150,000 for his services pursuant to such consulting agreement.

         In addition, the Company pays other incidental compensation to executive officers and directors from time to time, consisting primarily of reimbursement for travel and entertainment expenses on behalf of the Company.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND
CHANGE-IN-CONTROL ARRANGEMENTS

         In January 1996, the Company executed employment agreements that have a term of three years from the effective date of a change in control of the Company with Miles D. Bender, President and Chief Executive Officer, William T. Jones, Senior Vice President, Operations and Melissa H. Rutledge, Vice President, Controller and Chief Accounting Officer. In March 1997, the Company executed similar employment agreements that have a term of three years from the effective date of a change of control of the Company (together with the above-referenced employment agreements, the "Employment Agreements") with Philip
D. Devlin, Vice President, General Counsel and Secretary and Gene W. Anderson, Vice President, Land. The Company also executed similar employment agreements with Dewayne Cravens, Vice President, Production and Engineering in August 1997, Fred R. Miller, Senior Vice President, Finance and Administration and Chief Financial Officer in January 1998 and with Chuck C. Elsey, Executive Vice President and Chief Operating Officer and Kent Lueders in April 1998. The Employment Agreements each provide that the three-year term will be rolling (so that at any time during the term of such agreements there is a remaining term of three years, but in no event beyond the time the executive and/or officer reaches age 65).

         The Employment Agreements define the "change in control" to have occurred when (i) a person, entity or group becomes the beneficial owner of a majority of the securities of the Company ordinarily having the right to vote for election of directors, (ii) during any consecutive two year period, the directors at the beginning of the period (together with directors approved by a vote of 662/3% of such initial directors plus directors previously approved by such 662/3% margin) cease to constitute a majority of the Company's Board of Directors, (iii) any sale, lease, exchange or transfer of all, or substantially all, of the Company's assets occurs, or (iv) a merger or consolidation occurs with the effect that any person, entity or group, or the shareholders thereof, become the owner of securities of the surviving corporation representing a majority of the voting power of such surviving corporation for the election of directors.

         The Employment Agreements provide for a three year employment term during which the executive and/or officer receives for each year (i) 100% of the average of the executive's annual base salary at the time in question and the executive's annual base salary for each of the preceding two years, and (ii) 100% of the average of the bonuses paid to the executive and/or officer for each of the preceding three fiscal years. If the executive and/or officer is discharged without cause or resigns for "good reason" (as defined therein) after a change in control, then in lieu of the compensation described in the preceding sentence, the executive and/or officer is entitled to a lump sum cash severance payment equal to three times the sum of (a) the executive's annual base salary then in effect, (b) the average of cash bonuses for each of the three previous years, and (c) the average of fully-vested contributions to retirement plans for such executive and/or officer for each of the three preceding years. In addition, at such time, all options and all other retirement or pension contributions or benefits become fully vested and remain fully exercisable for 360 days.

         In addition to the Employment Agreements discussed above, the Company entered into an employment agreement with Jim L. David, Vice President, Exploration in March 1997 for a two year term, commencing with the date of consummation of the merger of the Company with Alexander Energy Corporation. In the event Mr. David resigns for a good reason after a "change of control" as defined above, or upon the discharge of Mr. David without cause during the employment term, Mr. David will receive severance benefits equal to the sum of
(i) his annual base salary then in effect, (ii) his last annual cash bonus and
(iii) the average retirement plan contributions by the Company on his behalf on a fully vested bases for the last two fiscal years, multiplied by three (3). Mr. David will also have all stock options previously granted to him become fully vested and exercisable for a three year period (360 days) following termination. Mr. David shall continue to receive for a period of one (1) year following termination all life, accident, disability, medical, dental and other health and casualty insurance benefits maintained by the Company for its employees.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Miles D. Bender served both as a member of the Compensation Committee of the Board of Directors of the Company (the "Compensation Committee") and as the President and CEO of the Company during 1997. Robert V. Sinnott served as a director and member of the Finance and Compensation Committees during 1997 and as a director of Plains Resources, Inc., the parent company of Plains, to whom the Company sold 84% of its total oil sales during 1997. The Company's production sales contracts with Plains Resources, Inc. were entered into in 1993. Mr. Sinnott did not become a director of the Company until 1994.
See "Certain Relationships and Related Transactions."

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee is composed of five Directors and the President and Chief Executive Officer of National Energy Group, Inc. The Compensation Committee advises the Company's Board of Directors and management concerning compensation for its executive officers. Compensation for executive officers is based on the principles that compensation must be competitive to enable the Company to motivate, attract and retain highly qualified and talented employees to lead and grow the Company's business and, at the same time, provide rewards which are closely linked to the Company's and the individual's performance.

         The Compensation Committee considers management skills, long term performance, operating results, unusual accomplishments as well as economic conditions and other external events that affect the Company's operations.

         In addition to salaries, bonuses and stock options are generally granted once annually based on performance, length of service or other noted accomplishments in helping to increase reserves and/or cash flows of the Company. Options are currently granted under the National Energy Group, Inc., 1996 Incentive Compensation Plan which was approved by the Board of Directors and was approved by the shareholders at the 1997 Annual Meeting. Shares are generally issued annually to executives at market price on the grant date. During 1997, two executive officers were terminated and, in accordance with prior practice and policy of the Company, were given severance of up to six months salary depending upon their level of responsibility and service while employed by the Company.

         In making its recommendations to the Board of Directors regarding Mr. Bender's base compensation, the Compensation Committee recognized the growth of the Company due to the acquisition and merger of Alexander Energy Company into the Company in late 1996. The Compensation Committee acknowledged that the growth and performance of the Company is dependent on the efforts and results of its executive officers and in particular its Chief Executive Officer. Mr. Bender's base salary was increased to reflect his increased responsibilities to the expanded Company. The incentive stock option award recommendations for Mr. Bender were based on the Company's achievements in doubling or tripling the size of the Company, recording the first full year of net operating income and implementing an aggressive drilling program. The Compensation Committee believes that the award of long term stock options aligns the interests of Mr. Bender and the other executive officers with the interests of the Company by creating value for the executives through positive results of the Company.


                             COMPENSATION COMMITTEE


                             George B. McCullough, Chairman
                             Norman C. Miller
                             Robert H. Kite
                             Robert V. Sinnott
                             Robert J. Mitchell
                             Miles D. Bender

CORPORATE PERFORMANCE

         The following graph shows a five year comparison of cumulative total stockholder returns for the Company, the NASDAQ Market Index (the "Broad Market") and an index of peer companies in the oil and gas industry selected by the Company (the "Peer Group").

                                [OBJECT OMITTED]


                    Assumes $100 Invested On January 1, 1992
                           Assumes Dividend Reinvested
                      Fiscal Year Ending December 31, 1997

         The total cumulative return in investment (change in the year end stock price plus reinvested dividends) for each of the years for the Company, the NASDAQ Market Index and the Peer Group is based on the stock price or composite index beginning at the end of the calendar year 1992. The Company has never paid dividends on the Company's Common Stock.

         The Peer Group Index, is a diversified group of independent oil and gas companies comprised of Abraxas Petroleum, C.P. N.V.; Arch Petroleum, Inc.; Basin Exploration, Inc.; Coho Energy, Inc.; Comstock Resources, Inc.; Gothic Energy Corp.; Lomak Petroleum, Inc.; Panaco, Inc.; and Petrocorp, Inc. Two companies formerly used as part of the peer group, Cairn Energy USA, Inc. and Hugoton Energy Corp. have been acquired by other entities and no longer exist.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company has entered into an agreement (the "IAC Agreement") with Icahn Associates Corp. ("IAC"), an affiliate of Carl C. Icahn, who is a beneficial owner of more than 5% of the Company's Common Stock. Pursuant to the IAC Agreement, IAC committed $10 million to participate for specified interest in each of the prospects generated or acquired by the Company through September 30, 1998. Each party is entitled to certain rights of first refusal in the event that the other party decides to sell all or part of its participation interest in a prospect in which both parties are participating. As partial consideration for IAC's obligations under the participation agreement, the Company has also granted Gascon Partners, an affiliate of IAC, certain warrants, which became exercisable prior to December 31, 1997 and will expire July 11, 2002, to purchase 300,000 shares of Common Stock at an exercise price of three dollars ($3.00) per share. See "Security Ownership of Certain Beneficial Owners and Management - Security Ownership of Certain Beneficial Owners."

         During the year ended December 31, 1997, the Company sold $17,918,762 of oil and natural gas, or 84% of the Company's total oil sales to Plains. KAIM and investment partnerships associated with KAIM, and other accounts managed by affiliates of KAIM, own on a fully diluted basis approximately 19.14% of the issued and outstanding shares of Common Stock of Plains Resources, Inc. The Company has agreements with Plains that were entered into in 1993 pursuant to which Plains purchases oil produced from the major oil-producing properties which the Company operates, at West Texas Intermediate posted prices plus a premium. The premium is based on Plains purchasing substantially all the production of the Company. Sales to Plains will account for a significant percentage of the Company's total oil and natural gas sales in 1997. For information on the ownership of the Company's securities by KAIM and investment partnerships associated with KAIM, see "Security Ownership."

         Robert A. Imel, formerly the Chief Financial Officer of the Company, was granted 50,000 shares of the Company's Common Stock during 1997. Mr. Imel pledged such stock to the Company in return for cash in the amount of $150,000 and has until June 30, 1998 in which to redeem such stock. In the event Mr. Imel does not redeem such stock by tendering payment to the Company of $150,000 on or before June 30, 1998, the Company has the absolute right to dispose of such stock in any manner it so deems in its sole discretion.

VOTE REQUIRED

         Directors are elected by plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR ALL NOMINEES AS DIRECTORS.

              PROPOSAL 2 - APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN


                                     GENERAL

         On December 3, 1997, the Board of Directors authorized the adoption, subject to shareholder approval, of the National Energy Group, Inc. Employee Stock Purchase Plan (the "Plan") pursuant to which employees of the Company will be eligible to acquire a proprietary interest in the Company through the purchase of Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended ("the "Code"), and the Plan shall be construed so as to extend and/or limit participation as provided therein.

         If the Plan is approved by its shareholders, a total of 500,000 shares of Common Stock will be reserved for issuance to the employees of the Company under the Plan. No shares of the Company's Common Stock have been issued under the Plan, and none shall be issued prior to shareholder approval. All employees of the Company, subject to certain eligibility criteria, shall be entitled to participate in the Plan. The plan is not subject to any provisions of the Employee Retirement Income Security Act of 1994, as amended.

                               SUMMARY OF THE PLAN

         Purpose

         The purpose of the Plan is to provide a means whereby each employee of the Company can acquire as shareholders an ownership interest in the Company, thereby motivating the individual to achieve optimal productivity and results beneficial to all shareholders.

         Administration

         The Plan shall be administered, at the Company's expense, by a committee (the "Committee") appointed by the Board of Directors consisting of not less than three members of the Board of Directors. Subject to the provisions of the Plan, the Committee has authority to interpret the Plan, to prescribe rules and regulations relating to the Plan, and to make all other determinations necessary or advisable in administering the Plan, all of which determinations are binding unless otherwise determined by the Board of Directors. No members of the Committee shall be eligible to purchase any Common Stock of the Company under the Plan. The Committee's determination on all matters affecting the Plan shall be conclusive.

         Participation

         All full-time or part-time employees of the Company who are regularly scheduled to work more than 20 hours per week and who have been employed by the Company for at least 90 days prior to the applicable Offering period (defined below) are eligible to participate in the Plan, provided that all employees of the Company as of January 2, 1998 are eligible to participate in the initial Offering (defined below) regardless of whether or not they have been full or part-time employees of the Company during the preceding 90-day period. Employees who own five percent (5%) or more of the outstanding Common Stock of the Company shall not be eligible to participate in any Offering so long as they own five percent (5%) or more the Common Stock of the Company. The Committee may designate any present or future subsidiary of the Company as a participating company in the Plan. The Plan provides for eligibility criteria in the event an employee shall have qualified for participation in the Plan but subsequently takes a leave of absence for one or more Offering periods. No employee may purchase stock under the Plan which permits such individual's purchases to accrue at a rate in excess of $25,000 in fair market value (determined as of the date of purchase) for each calendar year in which purchases pursuant to the Plan are made; and no employee during his or her lifetime may transfer rights to another to make purchases of the Company's Common Stock pursuant to the Plan.

         Offerings

         The Plan will be implemented through ten (10) semi-annual offerings of the Company's Common Stock (the "Offerings") commencing, respectively, on January 1 and July 31 of each of the years 1998, 1999, 2000, 2001 and 2002 and terminating on June 30 and December 31 of each such year, respectively. The maximum number of shares of the Common Stock of the Company that may be issued in any respective Offering shall be 50,000 shares, plus any unused shares, whether offered or not from the immediately preceding Offering period.

         Procedures; Price; Payment

         Under the Plan, the Company's Common Stock is sold on each Offering termination date to those employees who have elected to authorize deductions from their paychecks. The amount of such payroll deductions may not exceed 10% of the employee's base pay. The term "base pay" means regular straight-time earnings excluding payments for overtime, shift premium, bonuses, severance pay and other special payments, commissions, and other marketing incentive payments. Amounts deducted will be accumulated in an account established in the employee's name. The maximum number of shares an employee will be permitted to purchase in any Offering is an amount equal to (i) the percentage of base pay that the employee has elected to have withheld, multiplied by (ii) the employee's base pay during the Offering Period, divided by 85% of the market value of a share of the Common Stock on the Offering Commencement Date.

         However, the purchase price of the shares purchased on each Offering termination date is the lower of (i) 85% of the closing market price of the Common Stock as quoted on the NASDAQ National Market System on the applicable Offering commencement date or (ii) 85% of the closing market price of the Common Stock as quoted on the NASDAQ National Market System on the applicable Offering termination date. Therefore, the number of shares which each participating employee may purchase is determined by dividing the amount accumulated in his or her payroll deduction account on an Offering termination date by the applicable purchase price, subject to the maximum purchasable number described in the preceding paragraph. The payment for shares purchased under the Plan is made from amounts accumulated from payroll deductions. In the event the Common Stock of the Company is not admitted for trading on any such referenced dates, reference shall then be made to the fair market value of the Company's Common Stock on such dates as determined by the Committee. The Company is obligated to segregate any payroll deductions received or held by the Company under the Plan and may not use these funds for any other corporate purpose.

         Exercise; Withdrawal

         Unless a participant gives written notice to the Company, the option for the purchase of the Company's Common Stock with payroll deductions made during any Offering will be deemed to have been exercised automatically on the Offering termination date applicable to such Offering. The employee shall be entitled to delivery as promptly as practicable following the Offering termination date for all Common Stock so purchased during such Offering. Fractional shares shall not be issued, and any accumulated payroll deductions remaining after issuance shall be returned to the employee without interest.

         Any employee may withdraw from the Plan or a particular Offering by giving the Company written notice of such withdrawal. Upon termination of the participant's employment with the Company for any reason (excluding death or continuation of a leave of absence for a period beyond 90 days), participation in the Plan and applicable Offering period shall be deemed to have terminated. Upon termination of employment due to death, the participant's beneficiary shall have the right, upon written notice to the Company prior to the applicable Offering termination date, to (i) withdraw the deceased participant's payroll deductions made pursuant to the Plan, or (ii) exercise the deceased participant's purchase right as of the Offering termination date. In the event no such written notice is received by the Company prior to the Offering termination date, the deceased participant's beneficiaries shall be deemed to have elected the deceased participant's purchase right. Participants on leave of absence have the right to elect participation in the Plan by giving written notice to the Company where such leave of absence exceeds a period of 90 days; provided that if such employee does not return to full or part-time employment within 180 days of the commencement of such leave of absence, such participant's right to participate in the Plan shall terminate until such time that he or she returns to employee status as described in the Plan. In the event of withdrawal or termination of a participant's employment or right to participate in an Offering or the Plan, all of such participant's remaining payroll deductions credited to his or her account under the Plan at the time of such withdrawal or termination shall be distributed to such participant; provided that distributions made to individuals who terminate their employment with the Company or the beneficiary of a deceased participant shall be entitled to simple interest from the date of withholding to the date of return at the regular passbook savings account rates per annum in effect at the Company's bank during the applicable Offering period.

         Amendments; Changes in Capitalization; Dissolution

         Amendments may be made to the Plan from time to time by the Board of Directors, except that without shareholder approval no amendment shall (i) increase the aggregate number of shares that may be issued under the Plan (other than in connection with changes in the Company's capital structure) or (ii) alter the eligibility criteria for participation in the Plan. If during any Offering period, the outstanding shares of Common Stock of the Company have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split, reverse split or similar transaction, appropriate and proportionate adjustments may be made by the Committee in the number and/or kind of shares which shall be subject to purchase under the Plan during the applicable Offering period in which the capital structure of the Company undergoes such changes and thereafter. No adjustments shall be made for stock dividends. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger transaction or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or stock of the Company to another corporation, participants in the then applicable Offering period under the Plan will thereafter be entitled to receive at the next Offering termination date upon the exercise of his or her purchase right, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one share of the Company's Common Stock was entitled to receive upon and at the time of such transaction.

FEDERAL INCOME TAX TREATMENT

         Under current U.S. federal tax law, the plan is a qualified plan pursuant to Section 423 of the Code, and the Company has been advised of the following federal income tax consequences related to the purchase and subsequent disposition of shares under the Plan.

         A participant who purchases Common Stock of the Company pursuant to the Plan is not taxed at the time of purchase, although the value of the shares on the Offering termination date will be greater than the participant's payroll deductions during such period. Shares purchased and held for more than two (2) years after the Offering commencement date and more than one (1) year after the date of such purchase, when subsequently sold are subject to U.S. tax treatment as follows:

         (i) any profit up to 15% of the fair market value of the Common Stock on the Offering commencement date will be taxable as ordinary income, and any further profit will be taxable as capital gain; and

         (ii) any loss will be treated as a capital loss (long-term or short-term depending on the length of time the stock is held).

         Shares purchased and sold within two (2) years after the Offering commencement date, or within one (1) year after the date of such purchase are subject to U.S. tax treatment as follows:

         (i) the difference between the price actually paid and the market price of the Common Stock at the Offering termination date when the shares were purchased will be taxable as ordinary income (regardless of the market price of the shares at the time of sale), and any further profit will be taxable as a capital gain (long-term or short-term depending on the length of time the stock is held); and

         (ii) any loss, after increasing tax basis for the amount recognized as ordinary income, will be treated as a capital loss (long-term or short-term depending on the length of time the stock is held).

VOTE REQUIRED

         The affirmative vote of the holders of a majority of the shares of the Common Stock and the Series E Preferred Stock represented in voting as a class (as previously described), in person or by proxy, at the Meeting is required to approve the Plan. If the Plan does not receive requisite shareholder approval, the Plan will terminate and be of no effect, and any employee contributions made thereunder shall be refunded as described herein.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE NATIONAL ENERGY GROUP, INC. EMPLOYEE STOCK PURCHASE PLAN.


                        PROPOSAL 3 - INDEPENDENT AUDITORS

         Ernst & Young LLP served as the Company's independent auditors for 1997. One or more representatives of Ernst & Young LLP are expected to be present at the Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

         The Board of Directors has selected Ernst & Young LLP to act as its independent auditors for the 1998 fiscal year and ask for the shareholders' ratification of such appointment.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR 1998.

                              SHAREHOLDER PROPOSALS

         Shareholders who wish to include proposals for action at the Company's 1999 annual meeting of shareholders in next year's proxy statement must, in addition to other applicable requirements cause their proposals to be received in writing by the Company at its address set forth on the first page of this Proxy Statement no later than December 20, 1998. Such proposals should be addressed to the Company's Secretary and may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

                                 OTHER BUSINESS

         The Board of Directors of the Company knows of no other matters to come before the Meeting, other than those set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. However, if any other matters should properly come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote all proxies given to them in accordance with their best judgment of such matters.

                                  ANNUAL REPORT

         A copy of the Company's Annual Report for the fiscal year ended December 31, 1997 is being mailed with this Proxy Statement to shareholders of record on the Record Date, but such report is not incorporated herein and is not deemed to be a part of this proxy solicitation material.

                                   APPENDIX A

                                      PROXY

        HOLDERS OF COMMON STOCK AND CONVERTIBLE PREFERRED STOCK, SERIES E
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS




        NATIONAL ENERGY GROUP, INC.           The undersigned hereby appoints Fred
        4925 GREENVILLE AVENUE, SUITE 1400    R. Miller and Philip D. Devlin as
        DALLAS, TX 75206                      Proxies, each with the power to
                                              appoint his substitute, and hereby
                                              authorizes them to represent and to
                                              vote, as designated below, all the
                                              shares of Common Stock and
                                              Convertible Preferred Stock, Series
                                              E ("Series E Preferred Stock")
                                              (which for voting purposes will be
                                              considered those number of shares of
                                              Common Stock which the Series E
                                              Preferred Stock could be converted
                                              into as April 20, 1998) of National
                                              Energy Group, Inc. held on record by
                                              the undersigned on April 20, 1998,
                                              at the annual meeting of
                                              stockholders to be held on June 4,
                                              1998 or any adjournment thereof.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES AND IN FAVOR OF ALL PROPOSALS.


1.   ELECTION OF DIRECTORS     OF    FOR all nominees listed below               WITHHOLD AUTHORITY
                                     EXCEPT as marked to the                     to vote for all nominees listed
                                     contrary below [   ]                        below   [   ]


[  ]  George B. McCullough            [  ]  Norman C. Miller       [  ]  Miles D. Bender    [  ]  Robert H. Kite

[  ]  George N. McDonald              [  ]  Jim L. David           [  ]  Bob G. Alexander

          (INSTRUCTION TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
         NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED HERE.)
---------------------------------------------------------------------------

2.  PROPOSAL TO APPROVE THE NATIONAL ENERGY GROUP, INC.
    EMPLOYEE STOCK PURCHASE PLAN

    [  ] FOR               [  ] AGAINST                 [  ] ABSTAIN

3.  PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS
    INDEPENDENT AUDITORS OF NATIONAL ENERGY GROUP, INC.

    [  ] FOR               [  ] AGAINST                 [  ] ABSTAIN

---------------------------------------------------------------------------

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR ALL NOMINEES" IN PROPOSAL 1, "FOR" PROPOSALS 2 AND 3, AND IN ACCORDANCE WITH THE DIRECTION OF THE PERSON VOTING THIS PROXY WITH RESPECT TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO A VOTE THEREON.

[Stockholder Name]
[Address]

Please sign below exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


DATED _____________________, 1998                    --------------------------
                                                     Signature if held jointly

PLEASE MARK,  SIGN, DATE AND RETURN THE PROXY CARD   --------------------------
PROMPTLY USING THE ENCLOSED ENVELOPE                 Signature

                                   APPENDIX B

                          NATIONAL ENERGY GROUP, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

                              ARTICLE I.  PURPOSE

         1.1 Purpose. The National Energy Group, Inc. Employee Stock Purchase Plan is intended to provide a method whereby employees of National Energy Group, Inc. and any subsidiary corporations (hereinafter referred to, unless the context otherwise requires, as the "Company") will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

                            ARTICLE II.  DEFINITIONS

         2.1     Base Pay.        "Base Pay" shall mean regular straight-time
earnings excluding payments for overtime, shift premium, bonuses and other special payments, commissions and other marketing incentive payments.

         2.2     Committee.       "Committee" shall mean the individuals
           described in Article XI.

         2.3     Employee.        "Employee" means any person who is
customarily employed on a full-time or part-time basis by the Company and is regularly scheduled to work more than 20 hours per week.

         2.4     Subsidiary.      "Subsidiary Corporation" shall mean any
present or future corporation which (i) would be a "subsidiary corporation" of Company as that term is defined in Section 424 of the Code and (ii) is designated as a participant in the Plan by the Committee.

                  ARTICLE III.  ELIGIBILITY AND PARTICIPATION

         3.1 Initial Eligibility. All persons who are Employees on the Effective Date (as hereinafter defined) shall have the right to participate in the Plan, excluding members of the Committee during their periods of service on the Committee. Therefore, with respect to any additional Offerings (as hereinafter defined) under the Plan, any Employee who shall have completed ninety (90) days' employment and shall be employed by the Company on the date such participation in the Plan is to become effective shall be eligible to participate in offerings under the Plan which commence on or after such ninety-day period has concluded.

         3.2 Leave of Absence. For purposes of participation in the Plan, a person on leave of absence shall be deemed to be an Employee for the first 90 days of such leave of absence and such Employee's employment shall be deemed to have terminated at the close of business on the 90th day of such leave of absence unless such Employee shall have returned to regular full-time or part-time employment (as the case may be) prior to the close of business on such 90th day. Termination by the Company of any Employee's leave of absence, other than termination of such leave of absence or return to full-time or part-time employment, shall terminate an Employee's employment for all purposes of the Plan and shall terminate such Employee's participation in the Plan and right to exercise any option.

         3.3 Restrictions in Participation. Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an option to participate in the Plan:

                 (a) if, immediately after the grant, such Employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company (for purposes of this paragraph, the rules of Section 424(d) of the Code shall apply in determining stock ownership of any Employee); or

                 (b) which permits his or her rights to purchase stock under all Employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000.00 in fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding.

         3.4 Commencement of Participation. An eligible Employee may become a participant by completing an authorization for a payroll deduction on the form provided by the Company and filing it with the Company on or before the date set therefor by the Committee, which date shall be prior to the Offering Commencement Date for the Offering (as such terms are defined below). Payroll deductions for a participant shall commence on the applicable Offering Commencement Date when such authorization for a payroll deduction becomes effective and shall end on the Offering Termination Date of the Offering to which such authorization is applicable unless sooner terminated by the participant as provided in Article VIII below.

                             ARTICLE IV.  OFFERINGS

         4.1 Annual Offerings. The Plan will be implemented by ten (10) semi-annual offerings of the Company's Common Stock (the "Offerings") commencing, respectively, on January 1 and July 1 of each of the years 1998, 1999, 2000, 2001 and 2002 and terminating on June 30 and December 31 of each such year, respectively. The maximum number of shares of the Common Stock of the Company that may be issued in the respective Offering shall be:

         o       From January 1, 1998 to June 30, 1998:  50,000 shares.

         o From July 1, 1998 to December 31, 1998: 50,000 shares plus unissued shares from the prior Offering, whether offered or not.

         o From January 1, 1999 to June 30, 1999: 50,000 shares plus unissued shares from the prior Offerings, whether offered or not.

         o From July 1, 1999 to December 31, 1999: 50,000 shares plus unissued shares from the prior Offerings, whether offered or not.

         o       From January 1, 2000 to June 30, 2000:   50,000 shares plus
                 unissued shares from the prior Offerings, whether offered or not.

         o From July 1, 2000 to December 31, 2000: 50,000 shares plus unissued shares from the prior Offerings, whether offered or not.

         o From January 1, 2001 to June 30, 2001: 50,000 shares plus unissued shares from the prior Offerings, whether offered or not.

         o From July 1, 2001 to December 31, 2001: 50,000 shares plus unissued shares from the prior Offerings, whether offered or not.

         o From January 1, 2002 to June 30, 2002: 50,000 shares plus unissued shares from the prior Offerings, whether offered or not.

         o From July 1, 2002 to December 31, 2002: 50,000 shares plus unissued shares from the prior Offerings, whether offered or not.

         In any six-month Offering, the maximum number of shares to be issued shall be 50,000 shares, plus any unissued shares, whether offered or not, from the immediately preceding six-month Offering. As used in the Plan, "Offering Commencement Date" means the January 1 or July 1, as the case may be, on which the particular Offering begins and "Offering Termination Date" means the June 30 or December 31 as the case may be, on which the particular Offering terminates. The Committee may, in its discretion, change one or more semi-annual Offerings to annual Offerings. In each such annual Offering, the maximum number of shares that may be issued shall be 100,000 shares, plus any unissued shares, whether offered or not, from the immediately preceding Offering.

                         ARTICLE V.  PAYROLL DEDUCTIONS

         5.1 Amount of Deduction. At the time a participant files an authorization for payroll deduction, the Employee shall elect to have deductions made on each payday during the time he or she is a participant in an Offering at the rate of not less than 1%, nor more than 10% of his or her base pay in effect at the Offering Commencement Date of such Offering. In the case of a part-time hourly Employee, such Employee's base pay during the Offering shall be determined by multiplying such Employee's hourly rate of pay in effect on the Offering Commencement Date by the number of regularly scheduled hours of work for such Employee during such Offering.

         5.2 Participant's Account. All payroll deductions made for a participant shall be credited to the Employee's account under the Plan. A participant may not make any separate cash payment into such account except when on leave of absence and then only as provided in Section 5.4 hereof.

         5.3 Changes in Payroll Deductions. A participant may discontinue his or her participation in the Plan as provided in Article VIII, but no other change can be made during an Offering and, specifically, a participant may not alter the amount of his or her payroll deductions for that Offering.

         5.4 Leave of Absence. If a participant goes on a leave of absence, such participant shall have the right to elect: (a) to withdraw the balance in his or her account pursuant to Section 7.2 hereof, (b) to discontinue contributions to the Plan but remain a participant in the Plan, or
(c) remain a participant in the Plan during such leave of absence, authorizing deductions to be made from payments by the Company to the participant during such leave of absence and undertaking to make cash payments to the Plan at the end of each payroll period to the extent that amounts payable by the Company to such participant are insufficient to meet such participant's authorized Plan deductions.

                        ARTICLE VI.  GRANTING OF OPTION

         6.1 Number of Option Shares. On the Commencement Date of each Offering, a participating Employee shall be deemed to have been granted an option to purchase a maximum number of shares of Common Stock of the Company equal to an amount determined as follows: an amount equal to (i) that percentage of the Employee's base pay which he or she has elected to have withheld (but not in any case in excess of 10%), multiplied by (ii) the Employee's base pay during the period of the Offering, divided by (iii) 85% of the market value of the stock of the Company on the applicable Offering Commencement Date. The market value of the Company's stock shall be determined as provided in paragraphs (a) and (b ) of Section 6.2 below. An Employee's base pay during the period of an Offering shall be determined by multiplying his or her normal weekly rate of pay (as in effect on the last day prior to the Commencement Date of the particular Offering) by 26, provided that, in the case of a part-time hourly Employee, the Employee's base pay during the period of an Offering shall be determined by multiplying such Employee's hourly rate by the number of regularly scheduled hours of work for such Employee during such Offering.

         6.2 Option Price. The option price of stock purchased with payroll deductions made during such Offering for a participant therein shall be the lower of:

                 (a) 85% of the closing price of the stock on the Offering Commencement Date or the nearest prior business day on which trading occurred on the NASDAQ National Market System; or

                 (b) 85% of the closing price of the stock on the Offering Termination Date or the nearest prior business day on which trading occurred on the NASDAQ National Market System; or

                 (c) if the Common Stock of the Company is not admitted to trading on any of the aforesaid dates for which closing prices of the stock are to be determined, then reference shall be made to the fair market value of the stock on that date, as determined on such basis as shall be established or specified for purposes of the Offering by the Committee.

                        ARTICLE VII.  EXERCISE OF OPTION

         7.1 Automatic Exercise. Unless a participant gives written notice to the Company as hereinafter provided, the option for the purchase of stock with payroll deductions made during any Offering will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering, for the purchase of the number of full shares of stock which the accumulated payroll deductions in his or her account at that time will purchase at the applicable option price (but not in excess of the number of shares for which options have been granted to the Employee pursuant to Section 6.1), and any excess in his or her account at that time will be returned to him.

         7.2 Withdrawal of Account. By written notice to the Company, at any time prior to the Offering Termination Date applicable to any Offering, a participant may elect to withdraw all the accumulated payroll deductions in his or her account at such time.

         7.3 Fractional Shares. Fractional shares will not be issued under the Plan and any accumulated payroll deductions which would have been used to purchase fractional shares will be returned to any Employee promptly following the termination of an Offering, without interest.

         7.4 Transferability of Option. During a participant's lifetime, options held by such participant shall be exercisable only by that participant.

         7.5 Delivery of Stock. As promptly as practicable after the Offering Termination Date of each Offering, the Company will deliver to each participant, as appropriate, the stock purchased upon exercise of his or her option.

                           ARTICLE VIII.  WITHDRAWAL

         8.1 In General. As indicated in Section 7.2, a participant may withdraw payroll deductions credited to such account under the Plan at any time by giving written notice to the Company. All of the participant's payroll deductions credited to his or her account will be paid to the Employee promptly after receipt of such notice of withdrawal, and no further payroll deductions will be made during such Offering. The Company may, at its option, treat any attempt to borrow by an Employee on the security of his or her accumulated payroll deductions as an election, under Section 7.2 hereof, to withdraw such deductions.

         8.2 Effect on Subsequent Participation. A participant's withdrawal from any Offering will not have any effect upon his or her eligibility to participant in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company.

         8.3 Termination of Employment. Upon termination of the participant's employment for any reason, including retirement (but excluding death while in the employ of the Company or continuation of a leave of absence for a period beyond 90 days), the payroll deductions credited to the Employee's account will be returned, or, in the case of death subsequent to the termination of employment, to the person or persons entitled thereto under
Section 12.1 hereof.

         8.4 Termination of Employment Due to Death. Upon termination of the participant's employment because of his or her death, his or her beneficiary (as defined in Section 12.1 hereof) shall have the right to elect, by written notice given to the Company prior to the earlier of the Offering Termination Date or the expiration of a period of sixty (60) days commencing with the date of the death of the participant, either:

                 (a) to withdraw all of the payroll deductions credited to the participant's account under the Plan, or

                 (b) to exercise the participant's option for the purchase of stock on the Offering Termination Date next following the date of the participant's death for the purchase of the number of full shares of stock which the accumulated payroll deductions in the participant's account at the date of the participant's death will purchase at the applicable option price (but not in excess of the number of shares for which options have been granted to the Employee pursuant to Section 6.1), and any excess in such account will be returned to said beneficiary, without interest. In the event that no such written notice of election shall be duly received by the Company, the beneficiary shall automatically be deemed to have elected, pursuant to this paragraph (b), to exercise the participant's option.

         8.5 Leave of Absence. A participant on leave of absence shall, subject to the election made by such participant, continue to participate in the Plan so long as such participant is on continuous leave of absence. A participant who has been on leave of absence for more than 90 days and who, therefore, is not an Employee for the purpose of the Plan shall not be entitled to participate in any Offering commencing after the 90th day of such leave of absence. Notwithstanding any other provisions of the Plan, unless a participant on leave of absence returns to regular full-time or part-time employment with the Company at the earlier of: (a) the termination of such leave of absence or (b) three months from the 90th day of such leave of absence, such participant's participation in the Plan shall terminate on whichever of such dates first occurs.

                             ARTICLE IX.  INTEREST

         9.1 Payment of Interest. No interest will be paid or allowed on any money paid into the Plan or credited to the account of any participant Employee; provided, however, that interest shall be paid on any and all money which is distributed to an Employee or his or her beneficiary pursuant to the provisions of Sections 8.3 and 8.4 hereof. Such distributions shall bear simple interest during the period from the date of withholding to the date of return at the regular passbook savings account rates per annum in effect at Bank One, Texas, N.A. during the applicable Offering period or, if such rates are not published or otherwise available for such purpose, at the regular passbook savings account rates per annum in effect during such period at another major commercial bank in Dallas, Texas selected by the Board of Directors or the Committee. Where the amount returned represents an excess amount in an Employee's account after such account has been applied to the purchase of stock, the Employee's withholding account shall be deemed to have been applied first toward purchase of stock under the Plan, so that interest shall be paid on the last withholdings during the period which results in the excess amount.

                               ARTICLE X.  STOCK

         10.1 Maximum Shares. The maximum number of shares which shall be issued under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in Section 12.4 hereof shall be 50,000 shares in each semi-annual Offering plus in each Offering all unissued shares from prior Offerings, whether offered or not, not to exceed 500,000 shares for all Offerings. If the total number of shares for which options are exercised on any Offering Termination Date in accordance with Article VI above exceeds the maximum number of shares for the applicable Offering, the Company shall make a pro rata allocation of the shares available for delivery and distribution in a nearly uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each participant under the Plan shall be returned as promptly as possible.

         10.2 Participant's Interest in Option Stock. The participant will have no interest in stock covered by his or her option until such option has been exercised.

         10.3 Registration of Stock. Stock to be delivered to a participant under the Plan will be registered in the name of the participant, or, if the participant so directs by written notice to the Company prior to the Offering Termination Date applicable thereto, in the names of the participant and one such other person as may be designated by the participant, as joint tenants with rights of survivorship or as tenants by the entireties, to the extent permitted by applicable law.

         10.4 Restrictions on Exercise. The Board of Directors may, in its discretion, require as conditions to the exercise of any option that the shares of Common Stock reserved for issuance upon the exercise of the option shall have been duly listed, upon official notice of issuance, upon a stock exchange, and that either:

                 (a) a Registration Statement under the Securities Act of 1933, as amended, with respect to said shares shall be effective, or

                 (b) the participant shall have represented at the time of purchase, in form and substance satisfactory to the Company, that it is his or her intention to purchase the shares for investment and not for resale or distribution.

                          ARTICLE XI.  ADMINISTRATION

         11.1 Appointment of Committee. The Board of Directors shall appoint a committee (the "Committee") to administer the Plan, which shall consist of no fewer than three members of the Board of Directors. No member of the Committee shall be eligible to purchase stock under the Plan.

         11.2 Authority of Committee. Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. The Committee's determination on the foregoing matters shall be conclusive.

         11.3 Rules Governing the Administration of the Committee. The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable and may hold telephonic meetings. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan, in the manner and to the extent it shall deem desirable. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

                          ARTICLE XII.  MISCELLANEOUS

         12.1 Designation of Beneficiary. A participant may file a written designation of a beneficiary who is to receive any stock and/or cash. Such designation of beneficiary may be changed by the participant at any time by written notice to the Treasurer of the Company. Upon the death of a participant and upon receipt by the Company of proof of identity and existence at the participant's death of a beneficiary validly designated by him under the Plan, the Company shall deliver such stock and/or cash to such beneficiary. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such stock and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such stock and/or cash to the spouse or to any one or more dependents of the participant as the Company may designate. No beneficiary shall, prior to the death of the participant by whom he or she has been designated, acquire any interest in the stock or cash credited to the participant under the Plan.

         12.2 Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section
7.2 above.

         12.3 Use of Funds. All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.

         12.4    Adjustments Upon Changes in Capitalization.

                 (a) If, while any options are outstanding, the outstanding shares of Common Stock of the Company have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Committee in the number and/or kind of shares which are subject to purchase under outstanding options and on the option exercise price or prices applicable to such outstanding options. In addition, in any such event, the number and/or kind of shares which may be offered in the Offerings described in Article IV hereof shall also be proportionately adjusted. No adjustments shall be made for stock dividends. For the purposes of this paragraph, any distribution of shares to shareholders in an amount aggregating 20% or more of the outstanding shares shall be deemed a stock split and any distributions of shares aggregating less than 20% of the outstanding shares shall be deemed a stock dividend.

                 (b) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or stock of the Company to another corporation, the holder of each option then outstanding under the Plan will thereafter be entitled to receive at the next Offering Termination Date upon the exercise of such option for each share as to which such option shall be exercised, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one share of the Common Stock was entitled to receive upon and at the time of such transaction. The Board of Directors shall take such steps in connection with such transactions as the Board shall deem necessary to assure that the provision of this Section 12.4 shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the said cash, securities and/or property as to which such holder of such option might thereafter be entitled to receive.

         12.5 Amendment and Termination. The Board of Directors shall have complete power and authority to terminate and amend the Plan; provided, however, that the Board of Directors shall not, without the approval of the stockholders of the Corporation (i) increase the maximum number of shares which may be issued under any Offering (except pursuant to Section 12.4 hereof); or
(ii) amend the requirements as to the class of Employees eligible to purchase stock under the Plan or permit the members of the Committee to purchase stock under the Plan.

         12.6 Effective Date. The Plan shall become effective as of January 1, 1998, subject to approval by the holders of the majority of the Common Stock present and represented at a special or annual meeting of the shareholders held on or before December 31, 1998. If the Plan is not so approved, the Plan shall not become effective.

         12.7 No Employment Rights. The Plan does not, directly or indirectly, create any right for the benefit of any Employee or class of Employees to purchase any shares under the Plan, or create in any Employee or class of Employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an Employee's employment at any time.

         12.8 Effect of Plan. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Employee participating in the Plan, including, without limitation, such Employee's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Employee.

         12.9 Governing Law. The law of the State of Delaware will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.

         12.10 Notices. All notices to the Company shall be in writing or written telecommunication and deemed effective when received by the Company at:

                          National Energy Group, Inc.
                       4925 Greenville Avenue, Suite 1400
                                Dallas, TX 75206
                             Phone:  (214) 692.9211
                             Fax:    (214) 692-5055
                          Attn:  Mr. Philip D. Devlin
                                 General Counsel

(or such other address as may be specified from time to time by the Company); provided that notice by telecommunication shall be confirmed in writing by personal delivery, U.S. mail, certified mail or registered mail of a copy thereof.





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